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                                                                    EXHIBIT 10.9

           FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


          THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "AMENDMENT") is made as of July 17, 1995, by and among RED LION INNS OPERATING L.P., a Delaware limited partnership ("BORROWER"), UNITED STATES NATIONAL BANK OF OREGON, a national banking association ("USNB"), CIBC INC., a Delaware corporation ("CIBC"), THE BANK OF TOKYO, LTD., PORTLAND BRANCH ("BANK OF TOKYO"), and WELLS FARGO REALTY ADVISORS FUNDING, INCORPORATED, a Colorado corporation ("WELLS FARGO").

                               R E C I T A L S:
                               ---------------

          A. Pursuant to that certain Credit Agreement, dated as of April 6, 1987, as amended by that certain First Amendment to Credit Agreement, dated as of January 1, 1990, (as so amended the "ORIGINAL CREDIT AGREEMENT"), by and among Borrower, USNB and Canadian Imperial Bank of Commerce, an extranational banking association ("CANADIAN IMPERIAL"), USNB and Canadian Imperial agreed to lend, and Borrower agreed to borrow, a term loan (the "ORIGINAL TERM LOAN") in the maximum principal amount of One Hundred Twenty Million Dollars ($120,000,000.00), of which One Hundred Five Million Eight Hundred Seventy Thousand Dollars ($105,870,000) was disbursed to Borrower, and one or more revolving loans (collectively, the "ORIGINAL REVOLVING LOAN"), in an aggregate principal amount not to exceed Fourteen Million One Hundred Thirty Thousand Dollars ($14,130,000.00) on the terms and conditions and for the purposes set forth therein.

          B. Borrower, USNB and CIBC, as "CO-AGENTS" and as "LENDERS", and Bank of Tokyo, as a "LENDER", are parties to that certain Amended and Restated Credit Agreement dated as of April 14, 1995 (the "CREDIT AGREEMENT"). Pursuant to the Credit Agreement, the parties thereto amended and restated their respective obligations under the Original Credit Agreement. Initially capitalized terms not otherwise defined herein shall have the respective meanings given such terms in the Credit Agreement.

          C. Concurrently herewith, Wells Fargo has executed an Assignment and Acceptance with each of USNB and CIBC, pursuant to the terms of which USNB and CIBC have assigned to Wells Fargo a portion of each of their respective interests in the Term Loan. As a result of the execution of the foregoing, Wells Fargo is a "LENDER" under the Credit Agreement.

          D. The parties hereto wish to amend the Credit Agreement on the terms, and subject to the conditions, set forth herein.

          NOW, THEREFORE, in consideration of the foregoing Recitals, the mutual covenants and agreements contained herein,

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and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follow:

          1.   AMENDMENT TO CREDIT AGREEMENT.
               -----------------------------

               (A) The definitions set forth in Article I of the Credit Agreement for the following terms are hereby amended to read as follows:

               "'REVOLVING NOTES' means the promissory notes of Borrower issued pursuant to Section 2.1, any promissory notes issued in substitution
                      -----------
          therefor and any other promissory notes of Borrower issued pursuant to the terms hereof (including, without limitation, those issued pursuant to Section 9.1(b)(i) of this Agreement), each of which shall be
             -----------------
          substantially in the form of Exhibit G annexed hereto, as each of the
                                       ---------
          foregoing may be amended, supplemented or otherwise modified from time to time, which promissory notes evidence the same Indebtedness that is evidenced by the Original Revolving Note."

               "'TERM NOTES' means the promissory notes of Borrower issued pursuant to Section 2.1, any promissory notes issued in substitution
                      -----------
          therefor and any other promissory notes of Borrower issued pursuant to the terms hereof (including, without limitation, those issued pursuant to Section 9.1(b)(i) of this Agreement), each of which shall be
             -----------------
          substantially in the form of Exhibit H annexed hereto, as each of the
                                       ---------
          foregoing may be amended, supplemented or otherwise modified from time to time, which promissory notes evidence the same Indebtedness that is evidenced by the Original Term Note."

               (B) The following is hereby added to the Credit Agreement following Section 8.7:

               "8.8 POST-FORECLOSURE PLAN.

                    In the event all or any portion of any Project or Collateral is acquired by Co-Agents as a result of a foreclosure or the acceptance of a deed or assignment in lieu of foreclosure, or is retained in satisfaction of all or any part of Borrower's Obligations, title to any such Project or Collateral or any portion thereof shall be held in the name of Co-Agents or one or more nominees or subsidiaries of Co-Agents, as agent for the ratable benefit of Co-Agents and Lenders. Co-

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          Agents shall prepare a recommended course of action for such Projects or Collateral (the "POST-FORECLOSURE PLAN"), which shall be subject to the approval of Requisite Lenders. In the event that Requisite Lenders do not approve such Post-Foreclosure Plan, any Lender shall be permitted to submit an alternative Post-Foreclosure Plan to Co-Agents, and Co-Agents shall submit any and all such additional Post-Foreclosure Plans to Lenders for evaluation and the approval of Requisite Lenders. In accordance with the approved Post-Foreclosure Plan, Co-Agents shall cause to be managed, operated, repaired, administered, completed, constructed, restored or otherwise cause the Projects or Collateral acquired to be dealt with and shall cause to be administered all transactions relating thereto, including, without limitation, employing a manager and other agents, including agents for the sale of such Projects or Collateral, and the collecting of revenues and other sums from such Projects and Collateral and paying the expenses of such Projects and Collateral. Any material actions taken by Co-Agents with respect to such Projects or Collateral, which are not provided for in the approved Post-Foreclosure Plan or reasonably incidental thereto, shall require the consent of Requisite Lenders by way of supplements to such Plan. Upon demand therefor from time to time, each Lender will contribute its share (based on its Pro Rata Share) of all reasonable costs and expenses incurred by Co-Agents pursuant to any Post-Foreclosure Plan in connection with the operation, management, maintenance or sale of any Projects or Collateral. In addition, Co-Agents shall cause to be delivered to each of the Lenders monthly, an income and expense statement for such Projects and Collateral, and each of the Lenders shall promptly contribute its Pro Rata Share of any operating losses for such Projects or Collateral, and such other expenses and operating reserves as Co-Agents shall deem reasonably necessary pursuant to and in accordance with the Post-Foreclosure Plan. To the extent there is net operating income from such Projects or Collateral, Co-Agents shall, in accordance with the Post-Foreclosure Plan, determine the amount and timing of distributions to Lenders. All such distributions shall be made to Lenders in accordance with their respective Pro Rata Shares. Lenders acknowledge that if title to any Project or Collateral is obtained by Co-Agents or their nominee, such Projects and Collateral will not be

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          held as a permanent investment, but will be liquidated as soon as practicable and all proceeds of such liquidation may first be applied toward reasonable costs and expenses incurred by Co-Agents with respect to such Projects or Collateral and any remaining proceeds shall be distributed to Lenders in accordance with their Pro Rata Shares. Co-Agents shall undertake to sell such Projects or Collateral at such price and upon such terms and conditions as Requisite Lenders shall reasonably determine to be most advantageous. Any purchase money mortgage or deed of trust taken in connection with the disposition of any such Project or Collateral in accordance with the immediately preceding sentence shall name Co-Agents as agents for Lenders, as the beneficiary or mortgagee. In such case, Co-Agents and Lenders shall enter an agreement with respect to such purchase money mortgage defining the rights of Lenders in the same Pro Rata Shares provided hereunder which agreement shall be in all material respects similar to this Article VIII."

               (C) The last sentence of Section 9.1(b)(i) of the Credit Agreement is hereby amended to read as follows:

          "The Commitments hereunder shall be modified to reflect the Commitment of such assignee and any remaining Commitment of such assigning Lender and, if any such assignment occurs after the issuance of the Notes hereunder, new Notes shall, upon surrender of the assigning Lender's Notes, be issued to the assignee and to the assigning Lender pursuant to Section 3.1(d) as necessary to reflect the new Commitments of the
             --------------
          assignee and the assigning Lender. Borrower hereby agrees to execute new Notes to reflect the terms of this subsection 9.1(b)(i) promptly
                                                 --------------------
          upon request by or on behalf of Co-Agents or any Lender, subject to the terms of this subsection 9.1(b)(i)."

               (D) The following is hereby added to Exhibit B to the Credit Agreement following Section 1(f) thereof:

          "To evidence the assignment by Assignor to Assignee of the Percentage of Assignor's rights and obligations with respect to Assignor's Term Loan and Assignor's Revolving Loan Commitment, concurrently herewith, Co-Agents shall cause Borrower to execute a Term Note and a Revolving
          Note in favor of Assignee in a principal amount equal to the Percentage so assigned and Borrower shall be obligated pursuant to
          Section 9.1(b)(i)
          -----------------

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          of the Agreement to execute and deliver such Note(s) promptly upon such request. Co-Agents shall also request and Borrower shall be obligated pursuant to Section 9.1(b)(i) of the Agreement to execute
                                -----------------
          and deliver to Assignor a new Term Note in an amount equal to Assignor's Term Loan less the Percentage assigned to Assignee, and a new Revolving Note in a principal amount equal to Assignor's Revolving Loan Commitment less the Percentage assigned to Assignee.
          Concurrently with the delivery of such new Notes to Assignor, Assignor shall deliver to Borrower the Term Note and the Revolving Note previously executed by Borrower in favor of Assignor."

          2.   REPRESENTATIONS AND WARRANTIES.
               ------------------------------

          Borrower hereby represents and warrants to each Lender that:

               (A) Borrower, each constituent general partner of Borrower, and each constituent general partner of said general partners have full power and authority to execute, deliver and perform their respective obligations under this Amendment and the other Amendment Documents (as hereinafter defined), and this Amendment and the other Amendment Documents are valid and binding obligations of and enforceable against the Borrower and each constituent general partner of Borrower (and each constituent general partner of said general partners) in accordance with their respective terms; and

               (B) There is no Event of Default under any of the Amendment Documents, the Credit Agreement or any of the other Loan Documents and no event exists which, with the giving of notice or the passage of time, or both, would give rise to an Event of Default under any of the Amendment Documents or any of the Loan Documents.

          3.   REAFFIRMATION OF OBLIGATIONS.
               ----------------------------

          Borrower hereby ratifies, acknowledges and reaffirms its obligations under the Credit Agreement, the Notes all other Loan Documents and the Indemnification Agreement, as such documents have been amended hereby, and agrees that any such reference made in the Credit Agreement, the Notes or in any of the other Loan Documents, or the Indemnification Agreement to any Loan Document, or the Indemnification Agreement shall be deemed a reference to the applicable document as amended by this Amendment or pursuant to the terms hereof.

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          4.   CLOSING CONDITIONS.
               ------------------

          This Amendment shall become effective upon satisfaction of each of the following:

               (A) Borrower shall execute, acknowledge, where necessary, and deliver (or cause to be executed, acknowledged, where necessary, and delivered) all in form and content satisfactory to the Lenders the following documents (collectively, the "AMENDMENT DOCUMENTS"):

                    (I)  this Amendment;

                   (II) an amendment to each of the Deeds of Trust, as required by the Lenders, in recordable form, providing, among other things, that each such Deed of Trust shall secure Borrower's obligations under the Credit Agreement, the Notes and the other Loan Documents all as modified by this Amendment (collectively, the "DEEDS OF TRUST AMENDMENTS");

                  (III) such other documentation as Co-Agents may reasonably require.

               (B)  ENDORSEMENT TO TITLE POLICIES; UCC FILINGS.  Lenders shall
                    ------------------------------------------
     receive and approve such endorsements to the Title Policies as may be required by the Lenders insuring the continued priority and validity of the lien of each Deed of Trust against the subject Project notwithstanding this Amendment or the amendment to such Deed of Trust as herein described. Such endorsements may include, if requested by a Lender and to the extent commercially available, an endorsement insuring the valid assignment of an interest under any of the Notes to a Lender who is the valid assignee of such interest, which endorsements shall be issued at the cost of the requesting Lender. As a post-closing matter (and not as a condition to the effectiveness of this Amendment), Co-Agents shall, upon the request of a Lender following the effective date hereof, cause UCC amendments to be filed or recorded, as appropriate, to name the Lenders as of the date of such filing or recording as Secured Parties under the existing UCC filings with respect to the Credit Agreement. Following such filing or recording, Co-Agents shall cause new UCC searches to be obtained to reflect the priority of each UCC in favor of the Lenders under the Credit Agreement.

          5.   AMENDMENT TO LOAN DOCUMENTS.
               ---------------------------

          Upon the execution and delivery of this Amendment and the recordation of the Deeds of Trust Amendments in the real estate records of the counties in which the applicable Projects are located, the parties hereto agree that the Credit Agreement,

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the Deeds of Trust (other than the Omaha Deed of Trust) and the other Loan
Documents shall be amended in the manner and to the extent set forth herein and in the other Amendment Documents.

          6.   EFFECT OF LOAN DOCUMENTS.
               ------------------------

          Except as specifically amended pursuant to the terms of this Amendment and the other Amendment Documents, the terms, covenants, conditions and provisions of the Credit Agreement, the Deeds of Trust and the other Loan Documents shall remain unmodified and in full force and effect.

          7.   GOVERNING LAW.
               -------------

          The parties agree that their rights and obligations under this Amendment and under the other Amendment Documents shall be governed by and construed and interpreted in accordance with the internal laws of the State of Oregon without giving effect to any contrary conflict-of-law rules and principles of such State. The parties further agree and stipulate that the State of Oregon has a substantial relationship to the parties and to the underlying transactions evidenced by the Loan Documents as amended by the Amendment Documents. Notwithstanding the foregoing, the parties agree that:

               (A) The procedures governing the enforcement by Lenders of foreclosure and provisional remedies against Borrower, including by way of illustration but not limitation, actions for foreclosure, replevin, for claim and delivery of property, for injunctive relief or for the appointment of a receiver shall be governed by the laws of the State in which the applicable real property is located; and

               (B) Lenders shall comply with applicable law in the State in which the applicable real property is located to the extent required in connection with the foreclosure of the security interest and liens created under the other Loan Documents, as amended by the Amendment Documents.

          Nothing contained in this Section 7 shall be construed to provide that the substantive law of the State in which the applicable real property is located shall apply to the parties' rights and obligations hereunder or under the other Loan Documents, as amended by the Amendment Documents, which are and shall continue to be governed by the substantive law of the State of Oregon. In addition, the fact that portions of the Loan Documents and the Amendment Documents may include provisions drafted to conform to the law of other jurisdiction is not intended nor shall it be deemed in any way to derogate the
parties' choice of law set forth in this Section 7.  The   parties further agree
that Lenders may enforce their rights under the Loan Documents and the Amendment Documents, including, but

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not limited to, their rights to sue Borrower, to collect any outstanding indebtedness or to obtain a judgment for any deficiency following foreclosure, in accordance with Oregon law.

          8.   ASSIGNMENT PROHIBITED.
               ---------------------

          Borrower shall not assign any of its rights under this Amendment and any attempt to do so, whether, voluntary, involuntary, by operation of law or otherwise, shall be null and void.

          9.   COUNTERPARTS.
               ------------

          This Amendment may be executed in any number of counterparts each of which shall be deemed an original, but all such counterparts together shall constitute but one agreement. Any number of signature pages may be detached from counterparts and attached to a single copy of this Agreement to form physically one document.

     UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY US AFTER OCTOBER 3, 1989 CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY US TO BE ENFORCEABLE.


                        [SIGNATURES ON FOLLOWING PAGE]

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first above written.

                                   RED LION INNS OPERATING L.P.,
                                   a Delaware limited partnership

                                   By:     Red Lion Properties, Inc.
                                           a Delaware corporation,
                                           its sole general partner

                                           By: /S/ Beth A. Ugoretz
                                               -------------------------------
                                               Its: Senior Vice President
                                                    --------------------------

                                   UNITED STATES NATIONAL BANK OF OREGON,
                                   a national banking association, as a "Co-
                                   Agent" and a "Lender"

                                   By:     /S/ Glenn Jacobs
                                           -----------------------------------
                                           Its: Vice President
                                                ------------------------------

                                   CIBC INC.,
                                   a Delaware corporation, as a "Co-Agent" and a "Lender"

                                   By:     /S/ Paul Mohme
                                           -----------------------------------
                                           Its: Assistant Vice President
                                                ------------------------------
                                   THE BANK OF TOKYO, LTD.,
                                   Portland Branch, as a "Lender"

                                   By:    /S/ Hiroki Nakazawa
                                          ------------------------------------
                                           Its: Vice President
                                                ------------------------------
                                   WELLS FARGO REALTY ADVISORS FUNDING,
                                   INCORPORATED, a Colorado corporation, as a
                                   "Lender"


                                   By:     Wells Fargo Real Estate Group,
                                           a California corporation,
                                           as Agent

                                           By:   /S/
                                                ------------------------------
                                                 Its: Vice President
                                                      ------------------------
                                           By: /S/
                                               -------------------------------
                                               Its: Assistant Secretary
                                                    --------------------------
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